                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY


                  SECOND AMENDMENT, dated as of July 15, 2002 ("Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 15, 1999 (as amended and waived prior to the date hereof, the "Credit Agreement"), among J.L. FRENCH AUTOMOTIVE CASTINGS, INC., a Delaware corporation (the "US Borrower"), AUTOMOTIVE COMPONENTS INVESTMENTS LIMITED, a private limited company incorporated under the laws of England and Wales ("English Bidco"), JL FRENCH UK LIMITED (f/k/a MORRIS ASHBY LIMITED), a private limited company incorporated under the laws of England and Wales (in its capacity as the borrower of Pounds Sterling under the Credit Agreement, the "English Borrower" and in its capacity as the borrower of euro under the Credit Agreement, the "Euro Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BANK OF AMERICA N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), J.P. MORGAN EUROPE LIMITED, as administrative agent for the English Lenders (in such capacity, the "English Agent") and as administrative agent for the Euro Lenders (in such capacity, the "Euro Agent"), and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, a New York banking corporation ("JPMorgan Chase Bank"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").


                              W I T N E S S E T H :


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have extended term loans and made available revolving credit commitments to the Borrowers on the terms set forth in the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Lenders amend certain provisions to the Credit Agreement; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.        DEFINITIONS.

                  1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2.        AMENDMENTS.

                  2.1 Capital Stock Offering Event. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definition in proper alphabetical order:

                  "Capital Stock Offering Event": The receipt by the US Borrower of at least $70,000,000 of Net Cash Proceeds after July 1, 2002 from the issuance or sale by the US Borrower of its Capital Stock.




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                                                                               2

                  2.2 Applicable Margin. The definition of "Applicable Margin" set forth in subsection 1.1 of the Credit Agreement is hereby amended as follows:

                           (a) The grid captioned "Pricing Grid I" is hereby
                  deleted and replaced with the following:

                                 Pricing Grid I

                                            Applicable     Applicable     Applicable
                                            Margin for     Margin for     Margin for
                                           Eurocurrency    Base Rate      Commitment
                 Leverage Ratio            Loans or B/As     Loans            Fee
                 --------------            -------------     -----            ---

                 greater than 5.00 to          3.50%         2.50%           0.50%
                 1.00
                 less than or equal to         3.25%         2.25%           0.50%
                 5.00 to 1.00 but
                 greater than 4.50 to
                 1.00
                 less than or equal to         3.00%         2.00%           0.50%
                 4.50 to 1.00


                           (b) The grid captioned "Pricing Grid II" is hereby
                  deleted and replaced with the following:

                                 Pricing Grid II

                                            Applicable       Applicable
                                            Margin for       Margin for
                                           Eurocurrency      Base Rate
                 Leverage Ratio            Loans or B/As       Loans
                 --------------            -------------       -----

                 greater than 5.00 to         3.75%            2.75%
                 1.00
                 less than or equal to        3.50%            2.50%
                 5.00 to 1.00


                  2.3 Consolidated EBITDA. The definition of "Consolidated EBITDA" set forth in subsection 1.1 of the Credit Agreement is hereby amended by
(i) deleting the word "and" which appears immediately before clause (A)(viii) thereof and (ii) adding the following at the end of clause (A) thereof:


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                                                                               3


                  and (ix) the cash portion of restructuring charges in an aggregate amount for all periods not to exceed $7,000,000,

                  2.4 Mandatory Prepayments. Subsection 2.9(d) of the Credit Agreement is hereby amended by adding the following new proviso at the end of clause (ii) thereof:

         , provided, that any amounts of the US Tranche A Term Loans, the English Term Loans and the US Sterling Term Loans required to be prepaid pursuant to Section 2.9(a) hereof from the receipt of the applicable Net Cash Proceeds of an initial Capital Stock Offering Event shall be applied first to reduce the next two installments of such Term Loans, with the remainder, if any, applied as set forth in clauses (i),
         (ii) and (iii) of this Section 2.9(d);

                  2.5 Minimum Quarterly Availability. Section 2.13 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

                           Section 2.13. Minimum Liquidity. The US Borrower agrees that on the last date of each fiscal quarter ending during any period set forth below (a "Compliance Date") there shall be at least the Minimum Liquidity set forth below for such day:

                                    Period                    Minimum Liquidity
                                    ------                    -----------------
                  July 1, 2002 through September 30, 2002       $10,000,000
                  October 1, 2002 through December 31, 2002     $15,000,000

                  The failure of the US Borrower to maintain the Minimum Liquidity set forth above for any Compliance Date shall not constitute a Default or Event of Default if the US Borrower causes such Minimum Liquidity to be achieved within five Business Days of such Compliance Date. As used herein, "Minimum Liquidity" shall mean the sum of (i) the unrestricted cash and cash equivalents of the US Borrower as determined in accordance with GAAP which are held free of Liens and (ii) the Available Revolving Credit Commitments under the Revolving Credit Commitments.

                  2.6 Interest Coverage Ratio. Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the columns captioned "Period" and "Ratio" and substituting therefor the following:


                                      Period                           Ratio
                                      ------                           -----
                  April 1, 2002 through September 30, 2002         1.80 to 1.00
                  October 1, 2002 through December 31, 2002        2.00 to 1.00
                  January 1, 2003 through September 30, 2003       2.10 to 1.00
                  October 1, 2003 through December 31, 2003        2.35 to 1.00
                  January 1, 2004 and thereafter                   2.75 to 1.00


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                                                                               4

                  2.7 Leverage Ratio. Subsection 8.1(b) of the Credit Agreement is hereby amended by deleting the columns captioned "Fiscal Quarter" and "Ratio" and substituting therefor the following:

                                       Fiscal Quarter              Ratio
                                       --------------              -----
                  April 1, 2002 through September 30, 2002      5.50 to 1.00
                  October 1, 2002 through March 31, 2003        5.25 to 1.00
                  April 1, 2003 through June 30, 2003           5.00 to 1.00
                  July 1, 2003 through September 30, 2003       4.75 to 1.00
                  October 1, 2003 through December 31, 2003     4.50 to 1.00
                  January 1, 2004 and thereafter                4.25 to 1.00

                  2.8 Senior Debt Ratio. Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting the columns captioned "Fiscal Quarter" and "Ratio" and substituting therefor the following:

                                       Fiscal Quarter               Ratio
                                       --------------               -----
                  April 1, 2002 through September 30, 2002      3.60 to 1.00
                  October 1, 2002 through December 31, 2002     3.25 to 1.00
                  January 1, 2003 and thereafter                3.00 to 1.00

                  2.9 Minimum Daily Liquidity. Subsection 8.1(d) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor the following:

                           (d) Minimum Daily Liquidity. Permit the sum of (i)
                  the unrestricted cash and cash equivalents (other than cash and cash equivalents which are the direct or indirect proceeds of (A) Asset Sales, except proceeds from the sale of inventory in the ordinary course of business, (B) the sale or discount of any accounts receivable or (C) any issuance of debt securities) of the US Borrower as determined in accordance with GAAP which are held free of Liens and (ii) the Available Revolving Credit Commitments under the Revolving Credit Commitments on any day during the period beginning October 1, 2002 and ending November 15, 2002 to be less than $35,000,000. The US Borrower agrees to furnish the Administrative Agent (i) a liquidity report in form and substance satisfactory to the Administrative Agent demonstrating compliance with this
                  Section 8.1(d) for the period beginning October 1, 2002 and ending October 31, 2002 as soon as available but no later than November 5, 2002 and (ii) a liquidity report in form and substance satisfactory to the Administrative Agent demonstrating compliance with this Section 8.1(d) for the period beginning November 1, 2002 and ending on November 15, 2002 as soon as available but no later than November 20, 2002 (each report, a "Liquidity Report"). Failure to deliver either Liquidity Report by November 5, 2002 and November 20, 2002, as the case may be, shall constitute an Event of Default hereunder. Notwithstanding anything to the contrary herein, in the event that the US Borrower is not in compliance at any time with this Section 8.1(d), then the Agent and the Lenders
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                                                                               5


                  hereby agree and deem that (A) no Default or Event of Default shall have occurred or be continuing under Section 8.1(d) until receipt of the respective Liquidity Report and (B) if a Capital Stock Offering Event has occurred at any time on or prior to the delivery of a Liquidity Report, no Default or Event of Default shall have occurred or be continuing under
                  Section 8.1(d).

                  2.10 Termination of Covenants. Subsections 2.13 and 8.1(d) of the Credit Agreement shall automatically and without further action by the Borrower or the Lenders be deleted from the Credit Agreement, and the US Borrower shall no longer be required to comply therewith, upon the occurrence of a Capital Stock Offering Event.

SECTION 3.        WAIVER.

                  3.1 Waiver of Section 2.13. Compliance with Section 2.13 of the Credit Agreement (before giving effect to this Amendment) is hereby waived for the Compliance Date for the quarter ending June 30, 2002.

SECTION 4.        MISCELLANEOUS.

                  4.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions are satisfied (or waived):

                           (i) the Administrative Agent shall have received this
                  Amendment, executed and delivered by a duly authorized officer of each of the US Borrower, the English Bidco, the English Borrower, the Euro Borrower, the Required Lenders and the US Tranche A Term Loan Lenders holding at least a majority of the US Tranche A Term Loans; and

                           (ii) the Administrative Agent and the Lenders shall
                  have received all fees required to be paid and expenses required to be paid as of the Amendment Effective Date, including (A) an amendment fee payable to every Lender who approves this Amendment on or prior to the Amendment Effective Date in an aggregate amount equal to 0.15% of the sum of the Commitments and Term Loans of such Lender and (B) unpaid invoiced legal fees.

                  4.2 Representation and Warranties. After giving effect to the waivers and amendments contained herein, on the Amendment Effective Date, each of the US Borrower, the English Bidco, the English Borrower and the Euro Borrower hereby confirms that the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects; provided that each reference in such Section 5 to "this Agreement" shall be deemed to include this Amendment.

                  4.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the


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                                                                               6

Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

                  4.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment.

                  4.5 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  4.6 Payment of Expenses. The US Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

                  4.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            [The remainder of this page is intentionally left blank.]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                    BORROWERS

                                    J.L. FRENCH AUTOMOTIVE CASTINGS, INC.,
                                    as US Borrower

                                    By:  ________________________________
                                         Name:
                                         Title:

                                    AUTOMOTIVE COMPONENTS INVESTMENTS
                                    LIMITED, as English Bidco

                                    By:  ________________________________
                                         Name:
                                         Title:

                                    JL FRENCH UK LIMITED, as English Borrower and Euro Borrower

                                    By:  ________________________________
                                         Name:
                                         Title:


                                    AGENTS

                                    JPMORGAN CHASE BANK, as Administrative
                                    Agent and Collateral Agent and as a Lender

                                    By:  ________________________________
                                         Name:
                                         Title:

                                    J.P. MORGAN EUROPE LIMITED, as English
                                    Agent and Euro Agent

                                    By:  ________________________________
                                         Name:
                                         Title:

                                    BANK OF AMERICA N.A., as Syndication Agent and as a Lender

                                    By:  ________________________________
                                         Name:
                                         Title:

                                    J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
                                    SECOND AMENDMENT DATED AS OF ______, 2002

                                    _____________________________________
                                                  [LENDER]


                                    By:  ________________________________
                                         Name:
                                         Title: